UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 _____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2016

XO Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35217	13-3895178
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

195 Broadway, 25th Floor New York, New York	10007
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 219-8555

_____________________ (Former name or former address, if changed since last report)

 _____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 4, 2016, XO Group Inc. (the “Company”) issued a press release announcing its financial results as of and for the quarter ended March 31, 2016. A copy of the Company’s press release announcing these financial results is attached as Exhibit 99.1 hereto, and is incorporated by reference into this report. The information included in this Current Report on Form 8-K (including Exhibit 99.1 hereto) that is furnished pursuant to this Item 2.02 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended. The information contained in this Item and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.

Item 7.01	Regulation FD Disclosure.

On May 4, 2016, during the course of the teleconference that the Company will be holding, management will make reference to a financial presentation. The presentation will be available on the Company’s website at http://ir.xogroupinc.com and is filed herewith as Exhibit 99.2.

The information included in this Current Report on Form 8-K (including Exhibit 99.2 hereto) that is furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended. The information contained in this Item and in the accompanying Exhibit 99.2 shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.

By furnishing the information in this Item 7.01, the Company makes no admission as to the materiality of Item 7.01 in this report or the presentation attached hereto as Exhibit 99.2. The information contained in the presentation is summary information that is intended to be considered in the context of the Company’s filings with the United States Securities and Exchange Commission (the “SEC”) and other public announcements that the Company makes, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this Item, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The Company cautions readers that the presentation attached hereto as Exhibit 99.2 contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements as actual events or results could differ materially from the forward-looking statements contained in the presentation. Readers are urged to read the reports and documents filed from time to time by the Company with the SEC for a discussion of important risk factors that could cause actual results to differ materially from those discussed in the forward-looking statements. It is routine for the Company’s internal projections and expectations to change as the quarter and year progress, and therefore it should be clearly understood that the internal projections and beliefs upon which the Company bases its expectations may change. Although these expectations may change, the Company is under no obligation to inform the readers if they do or to update the presentation that is attached hereto as Exhibit 99.2.

Item 8.01.	Other Events.

On May 3, 2016, the Board of Directors (the “Board”) of the Company, based on recommendations made by the Compensation Committee of the Board following an analysis of the compensation paid to the non-employee directors of companies in our peer group, approved changes to the compensation arrangements for the non-employee directors of the Company. Effective immediately, on the date of each Annual Meeting of Stockholders, each non-employee director who is to continue to serve as a non-employee Board member will receive a grant of restricted shares of common stock valued at $100,000 (previously, each non-employee director received an annual grant of 2,500 restricted shares of common stock). The value of the restricted shares will be calculated based on the closing price of the Company’s common stock on the grant date, and the shares will vest upon the director’s completion of one year of Board service measured from the grant date. Following the changes outlined above, the Company’s currently effective director compensation arrangements are as follows:

Annual Service. Each non-employee director will receive a grant of 7,500 restricted shares of Common Stock upon initial appointment to the Board, which vest in three equal annual installments upon the director’s completion of each year of Board service over the three-year period measured from the grant date. In addition, on the date of each Annual Meeting of Stockholders, each non-employee director who is to continue to serve as a non-employee Board member will receive a grant of restricted shares of common stock valued at $100,000, and our Chairman of the Board and Lead Independent Director will each receive an additional 5,000 restricted shares of common stock, in each case, which vest upon the director’s completion of one year of Board service measured from the grant date. The value of the restricted shares of common stock granted to the Company’s non-employee directors pursuant to the preceding sentence will be calculated based on the closing price of the Company’s common stock on the date of grant.

Annual Fee. Each non-employee director is paid an annual fee of $25,000 in quarterly installments paid in arrears.

Committee Service. In addition to the fee set forth above, the Chairperson of the Audit Committee is paid an annual fee of $10,000, and the Chairperson of each of the Compensation Committee and the Nominating and Corporate Governance Committee is paid an annual fee of $5,000, as compensation for the additional responsibilities and duties of such positions. We also reimburse our directors for travel and other out-of-pocket costs incurred in connection with their attendance at meetings of the Board.

In addition, on May 3, 2016, the Board amended the minimum stock ownership guidelines applicable for the Company’s directors to increase the number of shares to be held by each director as follows:

Each of our directors is required to own 10,000 shares of Company common stock by August 2017 or three years following the date of his or her appointment to the Board, whichever is later, and maintain such number of shares for the remainder of his or her directorship. In addition, each director will be required to own an additional 5,000 shares of Company common stock (an aggregate of 15,000 shares of Company common stock) by May 2019 or three years following the date of his or her appointment to the Board, whichever is later, and maintain such number of shares for the remainder of his or her directorship.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following documents are included as exhibits to this report:

99.1	Press Release dated May 4, 2016.
99.2	Investor Presentation by XO Group Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XO GROUP INC. (Registrant)

Date: May 4, 2016	By:	/s/ GILLIAN MUNSON
Gillian Munson
Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release dated May 4, 2016.
99.2	Investor Presentation by XO Group Inc.